UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): May 24, 2012

UNUM GROUP

(Exact name of registrant as specified in its charter)

Delaware	001-11294	62-1598430
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

1 Fountain Square

Chattanooga, Tennessee 37402

(Address of principal executive offices)(Zip Code)

(423) 294-1011

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(e) On May 24, 2012, the shareholders of Unum Group (the “Company”) approved the Unum Group Stock Incentive Plan of 2012 (the “Plan”) at the annual meeting of shareholders. The Human Capital Committee of the Board of Directors of the Company had previously adopted the Plan on February 21, 2012, subject to shareholder approval. A description of the material features of the Plan is set forth on pages 14 through 24 of the Company’s definitive proxy statement on Schedule 14A filed with the Securities and Exchange Commission on April 12, 2012 (the “Proxy Statement”), which description is incorporated herein by reference. This description of the Plan is qualified in its entirety by reference to the full text of the Plan, which was included as Appendix A to the Proxy Statement and is filed as Exhibit 10.1 to this Current Report on Form 8-K.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its annual meeting of shareholders on May 24, 2012. Matters submitted to shareholders at the meeting and voting results were as follows:

Item 1 – Election of Directors. The Company’s shareholders elected the four director nominees listed below for three-year terms expiring in 2015, based upon the following voting results:

Nominee	For	Against	Abstained	Broker Non-Votes
Pamela H. Godwin	239,239,863	2,355,420	60,108	10,256,819
Thomas Kinser	223,846,162	17,737,034	72,194	10,256,819
A. S. MacMillan, Jr.	221,478,198	19,655,405	521,788	10,256,819
Edward J. Muhl	223,841,984	17,741,144	72,263	10,256,819

Also continuing as directors of the Company after the meeting were: E. Michael Caulfield, Ronald E. Goldsberry, Kevin T. Kabat, Gloria C. Larson, Michael J. Passarella, William J. Ryan and Thomas R. Watjen.

Item 2 – Advisory Vote to Approve Executive Compensation. The Company’s shareholders approved, on an advisory basis, the compensation of the Company’s named executive officers, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
171,000,051	70,059,993	595,346	10,256,819

Item 3 – Vote on Approval of the Unum Group Stock Incentive Plan of 2012. The Company’s shareholders approved the Unum Group Stock Incentive Plan of 2012, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
175,887,673	64,252,931	1,514,786	10,256,819

Item 4 – Ratification of Appointment of Independent Registered Public Accounting Firm. The Company’s shareholders ratified the appointment of Ernst & Young LLP as the Company’s independent registered public accounting firm for 2012, based upon the following voting results:

For	Against	Abstained	Broker Non-Votes
251,098,491	733,528	80,191	—

Item 9.01	Financial Statements and Exhibits.

(d) Exhibits. The following exhibit is filed with this report:

10.1	Unum Group Stock Incentive Plan of 2012 (incorporated by reference to Appendix A of Unum Group’s definitive proxy statement on Schedule 14A filed on April 12, 2012).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Unum Group
(Registrant)

Date: May 25, 2012	By:	/s/ Susan N. Roth
		Name:	Susan N. Roth
		Title:	Vice President, Transactions, SEC and Corporate Secretary

INDEX TO EXHIBITS

Exhibit No.	Description

10.1	Unum Group Stock Incentive Plan of 2012 (incorporated by reference to Appendix A of Unum Group’s definitive proxy statement on Schedule 14A filed on April 12, 2012).